UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):         July 11, 2023

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4995 Bradenton Avenue, Suite 240, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	NAVB	NYSE American
Preferred Stock Purchase Rights	N/A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

Effective July 11, 2023, Amit Bhalla resigned as a director of the Company. Mr. Bhalla’s resignation from the Board of Directors (the “Board”) did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Election of Director

The Board appointed Dana J. Moss as a Director, effective July 11, 2023. Ms. Moss will serve as a Director with a term of office expiring at the Company’s 2025 annual meeting of stockholders. The Board also appointed Ms. Moss to serve on the Board’s Audit Committee.

In connection with her appointment, Ms. Moss will receive 250,000 shares of non-restricted Common Stock.

There is no arrangement or understanding between Ms. Moss and any other person pursuant to which she was selected as a Director of the Company and there are no family relationships between Ms. Moss and any of the Company’s Directors or executive officers. There are no transactions to which the Company is a party and in which Ms. Moss has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

On July 13, 2023, the Company issued a press release relating to Ms. Moss’ appointment and Mr. Bhalla’s resignation as a Director. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item. 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit Description

99.1	Press Release dated July 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: July 13, 2023	By:	/s/ Joseph W. Meyer
Joseph W. Meyer Director, Finance and Accounting (Principal Financial Officer)

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